                                                                EXHIBIT 24.1

                                 AMF GROUP INC.

                               POWER OF ATTORNEY

Know all men by these presents, that each director and officer of AMF Group Inc. whose signature appears below constitutes and appoints Richard A. Friedman, Terence M. O'Toole, Douglas J. Stanard and Robert L. Morin and each of them, with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments, including post-effective amendments, and supplements to the registration statement on Form S-4 to be filed initially with the Securities and Exchange Commission on or about May 31, 1996, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Date:  May 31, 1996

Name                                             Title

/s/ Richard A. Friedman
- ------------------------------
Richard A. Friedman                              Director, President and Chief
                                                   Executive Officer

/s/ Terence M. O'Toole
- ------------------------------
Terence M. O'Toole                               Director


/s/ Peter M. Sacerdote
- ------------------------------
Peter M. Sacerdote                               Director


/s/ Robert L. Morin
- ------------------------------
Robert L. Morin                                  Director


/s/ Douglas J. Stanard
- ------------------------------                   Director and Chief Operating
Douglas J. Stanard                                 Officer


/s/ Stephen E. Hare                              Executive Vice President,
- ------------------------------                   Chief Financial Officer and
Stephen E. Hare                                  Chief Accounting Officer


/s/ Charles M. Diker                             Director
- ------------------------------
Charles M. Diker


/s/ Paul Edgerley                                Director
- ------------------------------
Paul Edgerley


/s/ Howard A. Lipson                             Director
- ------------------------------
Howard A. Lipson

                             AMF GROUP HOLDINGS INC.

                                POWER OF ATTORNEY

Know all men by these presents, that each director and officer of AMF Group Holdings Inc. whose signature appears below constitutes and appoints Richard A. Friedman, Terence M. O'Toole, Douglas J. Stanard and Robert L. Morin and each of them, with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments, including post-effective amendments, and supplements to the registration statement on Form S-4 to be filed initially with the Securities and Exchange Commission on or about May 31, 1996, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Date:  May 31, 1996

Name                                             Title


/s/ Richard A. Friedman
- -------------------------------
Richard A. Friedman                              Director, President and Chief
                                                   Executive Officer


/s/ Terence M. O'Toole
- -------------------------------
Terence M. O'Toole                               Director, Vice President and
                                                   Treasurer

                            AMF BOWLING HOLDINGS INC.

                                POWER OF ATTORNEY

Know all men by these presents, that each director and officer of AMF Bowling Holdings Inc. whose signature appears below constitutes and appoints Richard A. Friedman, Terence M. O'Toole, Douglas J. Stanard and Robert L. Morin and each of them, with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments, including post-effective amendments, and supplements to the registration statement on Form S-4 to be filed initially with the Securities and Exchange Commission on or about May 31, 1996, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Date:  May 31, 1996

Name                                             Title


/s/ Robert L. Morin
- ----------------------------------
Robert L. Morin                                  Director, President and
                                                   Treasurer

/s/ William W. Flexon
- ----------------------------------
William W. Flexon                                Director

                        AMF BOWLING CENTERS HOLDINGS INC.

                                POWER OF ATTORNEY

Know all men by these presents, that each director and officer of AMF Bowling Centers Holdings Inc. whose signature appears below constitutes and appoints Richard A. Friedman, Terence M. O'Toole, Douglas J. Stanard and Robert L. Morin and each of them, with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments, including post-effective amendments, and supplements to the registration statement on Form S-4 to be filed initially with the Securities and Exchange Commission on or about May 31, 1996, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Date:  May 31, 1996

Name                                             Title


/s/ Douglas J. Stanard
- -----------------------------------
Douglas J. Stanard                               Director and President


/s/ Michael P. Bardaro
- -----------------------------------
Michael P. Bardaro                               Director and Treasurer

                                AMF BOWLING, INC.

                                POWER OF ATTORNEY

Know all men by these presents, that each director and officer of AMF Bowling Inc. whose signature appears below constitutes and appoints Richard A.
Friedman, Terence M. O'Toole, Douglas J. Stanard and Robert L. Morin and each of them, with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments, including post-effective amendments, and supplements to the registration statement on Form S-4 to be filed initially with the Securities and Exchange Commission on or about May 31, 1996, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Date:  May 31, 1996

Name                                             Title


/s/ Robert L. Morin
- --------------------------------
Robert L. Morin                                  Director, President and
                                                   Treasurer


/s/ William W. Flexon
- --------------------------------
William W. Flexon                                Vice President, Secretary and
                                                   Assistant Treasurer

                   AMF WORLDWIDE BOWLING CENTERS HOLDINGS INC.

                                POWER OF ATTORNEY

Know all men by these presents, that each director and officer of AMF Worldwide Bowling Centers Holdings Inc. whose signature appears below constitutes and appoints Richard A. Friedman, Terence M. O'Toole, Douglas J. Stanard and Robert
L. Morin and each of them, with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments, including post-effective amendments, and supplements to the registration statement on Form S-4 to be filed initially with the Securities and Exchange Commission on or about May 31, 1996, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Date:  May 31, 1996

Name                                             Title


/s/ Douglas J. Stanard
- ------------------------------
Douglas J. Stanard                               Director, President and
                                                   Treasurer


/s/ Michael P. Bardaro
- ------------------------------
Michael P. Bardaro                               Director

                            AMF BOWLING CENTERS, INC.

                                POWER OF ATTORNEY

Know all men by these presents, that each director and officer of AMF Bowling Centers, Inc. whose signature appears below constitutes and appoints Richard A. Friedman, Terence M. O'Toole, Douglas J. Stanard and Robert L. Morin and each of them, with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments, including post-effective amendments, and supplements to the registration statement on Form S-4 to be filed initially with the Securities and Exchange Commission on or about May 31, 1996, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Date:  May 31, 1996

Name                                             Title


/s/ Douglas J. Stanard
- ---------------------------------
Douglas J. Stanard                               Director, President and Chief
                                                   Executive Officer


/s/ Michael P. Bardaro
- ---------------------------------
Michael P. Bardaro                               Treasurer

                             BUSH RIVER CORPORATION

                                POWER OF ATTORNEY

Know all men by these presents, that each director and officer of Bush River Corporation whose signature appears below constitutes and appoints Richard A. Friedman, Terence M. O'Toole, Douglas J. Stanard and Robert L. Morin and each of them, with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments, including post-effective amendments, and supplements to the registration statement on Form S-4 to be filed initially with the Securities and Exchange Commission on or about May 31, 1996, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Date:  May 31, 1996

Name                                             Title


/s/ Douglas J. Stanard
- -------------------------------
Douglas J. Stanard                               Director, President and Chief
                                                   Executive Officer


/s/ Michael P. Bardaro
- -------------------------------
Michael P. Bardaro                               Treasurer

                      AMF BEVERAGE COMPANY OF OREGON, INC.

                                POWER OF ATTORNEY

Know all men by these presents, that each director and officer of AMF Beverage Company of Oregon, Inc. whose signature appears below constitutes and appoints Richard A. Friedman, Terence M. O'Toole, Douglas J. Stanard and Robert L. Morin and each of them, with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments, including post-effective amendments, and supplements to the registration statement on Form S-4 to be filed initially with the Securities and Exchange Commission on or about May 31, 1996, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Date:  May 31, 1996

Name                                             Title


/s/ Douglas J. Stanard
- -------------------------------
Douglas J. Stanard                               Director, President and Chief
                                                   Executive Officer


/s/ Michael P. Bardaro
- -------------------------------
Michael P. Bardaro                               Treasurer

                            KING LOUIE LENEXA, INC.

                                POWER OF ATTORNEY

Know all men by these presents, that each director and officer of King Louie Lenexa, Inc. whose signature appears below constitutes and appoints Richard A. Friedman, Terence M. O'Toole, Douglas J. Stanard and Robert L. Morin and each of them, with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments, including post-effective amendments, and supplements to the registration statement on Form S-4 to be filed initially with the Securities and Exchange Commission on or about May 31, 1996, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Date:  May 31, 1996

Name                                             Title


/s/ Douglas J. Stanard
- ---------------------------------
Douglas J. Stanard                               Director, President and Chief
                                                   Executive Officer

/s/ Michael P. Bardaro
- ---------------------------------
Michael P. Bardaro                               Treasurer

                      AMF BEVERAGE COMPANY OF W.VA., INC.

                               POWER OF ATTORNEY

Know all men by these presents, that each director and officer of AMF Beverage Company of W.Va., Inc. whose signature appears below constitutes and appoints Richard A. Friedman, Terence M. O'Toole, Douglas J. Stanard and Robert L. Morin and each of them, with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments, including post-effective amendments, and supplements to the registration statement on Form S-4 to be filed initially with the Securities and Exchange Commission on or about May 31, 1996, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Date:  May 31, 1996

Name                                             Title


/s/ Douglas J. Stanard
- --------------------------------
Douglas J. Stanard                               Director, President and Chief
                                                   Executive Officer

/s/ Michael P. Bardaro
- --------------------------------
Michael P. Bardaro                               Treasurer

                      AMF BOWLING CENTERS SWITZERLAND INC.

                               POWER OF ATTORNEY

Know all men by these presents, that each director and officer of AMF Bowling Centers Switzerland, Inc. whose signature appears below constitutes and appoints Richard A. Friedman, Terence M. O'Toole, Douglas J. Stanard and Robert L. Morin and each of them, with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments, including post-effective amendments, and supplements to the registration statement on Form S-4 to be filed initially with the Securities and Exchange Commission on or about May 31, 1996, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Date:  May 31, 1996

Name                                             Title


/s/ Guiseppe Avolio
- -------------------------------
Guiseppe Avolio                                  President and Chief Executive
                                                   Officer

/s/ Douglas J. Stanard
- -------------------------------
Douglas J. Stanard                               Director and Treasurer

                                                 Director
/s/ Michael P. Bardaro
- -------------------------------
Michael P. Bardaro

                 AMF BOWLING CENTERS (AUST) INTERNATIONAL INC.

                               POWER OF ATTORNEY

Know all men by these presents, that each director and officer of AMF Bowling Centers (Aust) International Inc. whose signature appears below constitutes and appoints Richard A. Friedman, Terence M. O'Toole, and Robert L. Morin and each of them, with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments, including post-effective amendments, and supplements to the registration statement on Form S-4 to be filed initially with the Securities and Exchange Commission on or about May 31, 1996, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Date:  May 31, 1996

Name                                             Title


/s/  Douglas J. Stanard
- ---------------------------------
Douglas J. Stanard                               Director, President, Chief
                                                   Executive Officer and
                                                   Treasurer

                AMF BOWLING CENTERS (CANADA) INTERNATIONAL INC.

                               POWER OF ATTORNEY

Know all men by these presents, that each director and officer of AMF Bowling Centers (Canada) International Inc. whose signature appears below constitutes and appoints Richard A. Friedman, Terence M. O'Toole, Douglas J. Stanard and Robert L. Morin and each of them, with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments, including post-effective amendments, and supplements to the registration statement on Form S-4 to be filed initially with the Securities and Exchange Commission on or about May 31, 1996, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Date:  May 31, 1996

Name                                             Title


/s/ Douglas J. Stanard
- --------------------------------
Douglas J. Stanard                               Director, President, Chief
                                                   Executive Officer and
                                                   Treasurer

/s/ Lynda R. Ross
- --------------------------------
Lynda R. Ross                                    Director


/s/ Sandra I. Harris
- --------------------------------
Sandra I. Harris                                 Director

               AMF BOWLING CENTERS (HONG KONG) INTERNATIONAL INC.

                               POWER OF ATTORNEY

Know all men by these presents, that each director and officer of AMF Bowling Centers (Hong Kong) International Inc. whose signature appears below constitutes and appoints Richard A. Friedman, Terence M. O'Toole, and Robert L. Morin and each of them, with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments, including post-effective amendments, and supplements to the registration statement on Form S-4 to be filed initially with the Securities and Exchange Commission on or about May 31, 1996, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Date:  May 31, 1996

Name                                             Title


/s/ Douglas J. Stanard
- ----------------------------------
Douglas J. Stanard                               Director, President, Chief
                                                   Executive Officer and
                                                   Treasurer

                     AMF BOWLING CENTERS INTERNATIONAL INC.

                               POWER OF ATTORNEY

Know all men by these presents, that each director and officer of AMF Bowling Centers International Inc. whose signature appears below constitutes and appoints Richard A. Friedman, Terence M. O'Toole, Douglas J. Stanard and Robert
L. Morin and each of them, with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments, including post-effective amendments, and supplements to the registration statement on Form S-4 to be filed initially with the Securities and Exchange Commission on or about May 31, 1996, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Date:  May 31, 1996

Name                                             Title


/s/ Takashi Takeshige
- ----------------------------------
Takashi Takeshige                                Managing Director, President
                                                 and Chief Executive Officer

/s/ Douglas J. Stanard
- ----------------------------------
Douglas J. Stanard                               Director



/s/ Michael P. Bardaro
- ----------------------------------
Michael P. Bardaro                               Treasurer

                              AMF BCO-UK ONE, INC.

                               POWER OF ATTORNEY

Know all men by these presents, that each director and officer of AMF BCO-UK One, Inc. whose signature appears below constitutes and appoints Richard A. Friedman, Terence M. O'Toole, and Robert L. Morin and each of them, with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments, including post-effective amendments, and supplements to the registration statement on Form S-4 to be filed initially with the Securities and Exchange Commission on or about May 31, 1996, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Date:  May 31, 1996

Name                                             Title


/s/ Douglas J. Stanard
- ---------------------------------
Douglas J. Stanard                               Director, President, Chief
                                                   Executive Officer and
                                                   Treasurer

                              AMF BCO-UK TWO, INC.

                                POWER OF ATTORNEY

Know all men by these presents, that each director and officer of AMF BCO-UK TWO, Inc. whose signature appears below constitutes and appoints Richard A. Friedman, Terence M. O'Toole, and Robert L. Morin and each of them, with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments, including post-effective amendments, and supplements to the registration statement on Form S-4 to be filed initially with the Securities and Exchange Commission on or about May 31, 1996, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Date:  May 31, 1996

Name                                             Title


/s/ Douglas J. Stanard
- ----------------------------------
Douglas J. Stanard                               Director, President, Chief
                                                   Executive Officer and
                                                   Treasurer

                            AMF BCO-FRANCE ONE, INC.

                                POWER OF ATTORNEY

Know all men by these presents, that each director and officer of AMF BCO-France One, Inc. whose signature appears below constitutes and appoints Richard A. Friedman, Terence M. O'Toole, and Robert L. Morin and each of them, with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments, including post-effective amendments, and supplements to the registration statement on Form S-4 to be filed initially with the Securities and Exchange Commission on or about May 31, 1996, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Date:  May 31, 1996

Name                                             Title


/s/ Douglas J. Stanard
- ---------------------------------
Douglas J. Stanard                               Director, President, Chief
                                                   Executive Officer and
                                                   Treasurer

                            AMF BCO-FRANCE TWO, INC.

                                POWER OF ATTORNEY

Know all men by these presents, that each director and officer of AMF BCO-France Two, Inc. whose signature appears below and the Authorized Representative in the United States whose signature appears below constitutes and appoints Richard A. Friedman, Terence M. O'Toole, and Robert L. Morin and each of them, with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments, including post-effective amendments, and supplements to the registration statement on Form S-4 to be filed initially with the Securities and Exchange Commission on or about May 31, 1996, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Date:  May 31, 1996

Name                                             Title


/s/ Douglas J. Stanard
- -----------------------------------
Douglas J. Stanard                               Director, President, Chief
                                                   Executive Officer and
                                                   Treasurer

                         AMF BOWLING CENTERS SPAIN INC.

                                POWER OF ATTORNEY

Know all men by these presents, that each director and officer of AMF Bowling Centers Spain Inc. whose signature appears below and the Authorized Representative in the United States whose signature appears below constitutes and appoints Richard A. Friedman, Terence M. O'Toole, Douglas J. Stanard and Robert L. Morin and each of them, with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments, including post-effective amendments, and supplements to the registration statement on Form S-4 to be filed initially with the Securities and Exchange Commission on or about May 31, 1996, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Date:  May 31, 1996

Name                                             Title


/s/ Asuncion Merinero
- ------------------------------
Asuncion Merinero                                Managing Director and President


/s/ Douglas J. Stanard
- ------------------------------
Douglas J. Stanard                               Director and Treasurer


/s/ Michael P. Bardaro
- ------------------------------                   Director
Michael P. Bardaro

                        AMF BOWLING MEXICO HOLDING, INC.

                                POWER OF ATTORNEY

Know all men by these presents, that each director and officer of AMF Bowing Mexico Holding, Inc. whose signature appears below and the Authorized Representative in the United States whose signature appears below constitutes and appoints Richard A. Friedman, Terence M. O'Toole, and Robert L. Morin and each of them, with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments, including post-effective amendments, and supplements to the registration statement on Form S-4 to be filed initially with the Securities and Exchange Commission on or about May 31, 1996, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Date:  May 31, 1996

Name                                             Title


/s/ Douglas J. Stanard
- ----------------------------------
Douglas J. Stanard                               Director, President, Chief
                                                   Executive Officer and
                                                   Treasurer

                               BOLICHES AMF, INC.

                                POWER OF ATTORNEY

Know all men by these presents, that each director and officer of Boliches AMF, Inc. whose signature appears below and the Authorized Representative in the United States whose signature appears below constitutes and appoints Richard A. Friedman, Terence M. O'Toole, and Robert L. Morin and each of them, with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments, including post-effective amendments, and supplements to the registration statement on Form S-4 to be filed initially with the Securities and Exchange Commission on or about May 31, 1996, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Date:  May 31, 1996

Name                                             Title


/s/ Douglas J. Stanard
- ---------------------------------
Douglas J. Stanard                               Director, President, Chief
                                                   Executive Officer and
                                                   Treasurer

                               AMF BCO-CHINA, INC.

                                POWER OF ATTORNEY

Know all men by these presents, that each director and officer of AMF BCO-China, Inc. whose signature appears below and the Authorized Representative in the United States whose signature appears below constitutes and appoints Richard A. Friedman, Terence M. O'Toole, and Robert L. Morin and each of them, with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments, including post-effective amendments, and supplements to the registration statement on Form S-4 to be filed initially with the Securities and Exchange Commission on or about May 31, 1996, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Date:  May 31, 1996

Name                                             Title


/s/ Douglas J. Stanard
- ----------------------------------
Douglas J. Stanard                               Director, President, Chief
                                                   Executive Officer and
                                                   Treasurer

                         AMF BOWLING CENTERS CHINA, INC.

                                POWER OF ATTORNEY

Know all men by these presents, that each director and officer of AMF Bowling Centers China, Inc. whose signature appears below and the Authorized Representative in the United States whose signature appears below constitutes and appoints Richard A. Friedman, Terence M. O'Toole, Douglas J. Stanard and Robert L. Morin and each of them, with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments, including post-effective amendments, and supplements to the registration statement on Form S-4 to be filed initially with the Securities and Exchange Commission on or about May 31, 1996, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Date:  May 31, 1996

Name                                             Title


/s/ Douglas J. Stanard
- -----------------------------------
Douglas J. Stanard                               Director, President, Chief
                                                   Executive Officer and
                                                   Treasurer